UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

FLEX LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On September 15, 2026, the president, chief commercial officer of Flex Ltd. sent the following email to its employee regarding the planned spin-off of its Cloud and Power Infrastructure segment:

Team,

I’m pleased to announce that Amy Schwetz will join Flex as our expected Chief Financial Officer (CFO) following the spin-off of our Cloud and Power Infrastructure segment into Axiom Solutions, Inc. Until then, Amy will serve as CFO of Flex’s Regulated Manufacturing Services (RMS) and Integrated Technology Services (ITS) segments, effective Oct. 5, 2026.

Amy brings more than 25 years of finance and accounting experience, most recently as CFO of Flowserve and before that as CFO of Peabody Energy. Amy is exactly the kind of financial leader who will position Flex to execute our proven playbook and create lasting value for customers, employees, and shareholders in our next chapter.

I also want to take a moment to recognize Kevin Krumm, who is expected to become CFO at Axiom once the transaction closes. Kevin has been an outstanding partner and a steady hand through one of the most consequential periods in Flex’s history. He has set a strong foundation, and Amy is the right person to build on it.

Please join me in welcoming Amy to Flex.

Michael

© 2026 FLEX LTD. All rights reserved. For internal use only.

Flex (Reg. No. 199002645H) is the global manufacturing partner of choice that helps leading brands design, build, and manage products that improve the world. For more information, visit flex.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned spin-off of our cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the spin-off and the ability to complete the spin-off; the anticipated benefits of the spin-off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; the expected future performance of each company following completion of the spin-off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the proposed spin-off include, but are not limited to: uncertainties as to whether the spin-off will be completed and the timing thereof; the possibility that various conditions to the completion of the spin-off may not be satisfied or waived; the possibility that the spin-off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the spin-off may be more difficult, time-consuming, or costly than expected, including the impact on Flex Ltd.’s (“Flex”) resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the spin-off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the spin-off; disruption from the spin-off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the spin-off; uncertainty regarding the financial performance of either company following the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Important Information and Where to Find It

In connection with the proposed spin-off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the spin-off proposal. In addition, a registration statement on Form 10 (the “Form 10”) has been filed with the SEC by Axiom Solutions International, Inc. (“Spinco”) with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or Spinco. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, SPINCO, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and Spinco with the SEC on the SEC’s website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

Participants in the Solicitation

Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed spin-off. Information regarding Flex’s directors and executive officers and their ownership of Flex ordinary shares is contained in Flex’s proxy statement for its 2026 annual general meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings “Corporate Governance,” “Fiscal Year 2026 Non-Employee Directors’ Compensation,” “Proposal No. 1: Re-election of Directors,” “Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Information about our Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual general meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed spin-off. You may obtain free copies of these documents using the sources indicated above.